Investment Strategy - SUMMARY 1	Feb. 25, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The fund normally invests at least two-thirds of its net assets in the common stocks of natural resource companies. The earnings and tangible assets of natural resources companies may benefit from periods of accelerating inflation. The fund also invests in other growth companies that the adviser believes have strong potential for earnings growth but do not own or develop natural resources. The relative percentages invested in natural resource and non-natural resource companies can vary depending on economic and monetary conditions and the adviser’s outlook for inflation.

The natural resource companies held by the fund typically own, develop, refine, service, or transport resources, including energy, metals, forest products, industrials, utilities, chemicals, real estate, and other basic commodities. In selecting natural resource stocks, the adviser looks for companies whose products can be produced and marketed profitably when both labor costs and prices are rising. In the mining area, for example, the adviser might look for a company that it believes possesses the ability to expand production and maintain superior exploration programs and production facilities.

At least 50% of the fund’s total assets is invested in stocks of U.S. issuers, but up to 50% of its total assets may be invested in foreign stocks (including in stocks issued by companies in emerging market countries).

Strategy Portfolio Concentration [Text]	The fund normally invests at least two-thirds of its net assets in the common stocks of natural resource companies.